Exhibit 10.14-01
UNITED STATES OF AMERICA
BEFORE THE
FEDERAL ENERGY REGULATORY COMMISSION

El Paso Electric Company        )
v.                )    Docket No. EL06-45-000 and all sub-dockets
Tucson Electric Power Company    )

Tucson Electric Power Company    )
v.                )    Docket No. EL06-46-000 and all sub-dockets
El Paso Electric Company        )

[Consolidated]

SETTLEMENT AGREEMENT
This Settlement Agreement (“Settlement”) is by and between El Paso Electric Company (“El Paso”) and Tucson Electric Power Company (“Tucson”) in resolution of their disputes regarding the “Tucson - El Paso Power Exchange and Transmission Agreement” entered into in 1982 (“the 1982 Agreement”), which disputes have been the subject of the complaint dockets identified above, currently pending on appeal before the United States Court of Appeals for the District of Columbia Circuit, and also the subject of litigation before the United States District Court for the District of Arizona. El Paso and Tucson are sometimes referred to jointly as the “Parties.”
WHEREAS, El Paso and Tucson have worked together over the course of the last several months in an effort to resolve their differences under the 1982 Agreement;

WHEREAS, those efforts have resulted in a mutually-agreed upon resolution that will end the litigation that commenced five years ago before the Federal Energy Regulatory Commission (the “Commission”), and now is the subject of two related cases before the Courts;
WHEREAS, the Parties look forward to working with each other cooperatively during the many years to come under which this Settlement is to remain in effect.
ACCORDINGLY, EL PASO AND TUCSON HAVE AGREED, AS FOLLOWS:
ARTICLE I
TUCSON LUMP SUM PAYMENT TO EL PASO
Within 10 calendar days from the Settlement's Effective Date, Tucson shall pay El Paso, by check or wire transfer, a lump sum amount equal to the total amount that would have been paid if Tucson had paid El Paso $69,300 per month from February 1, 2006 through the day immediately prior to the Settlement's Effective Date, plus interest calculated in accordance with the methodology set forth in 18 CFR § 35.19a(2)(iii), for the period from February 1, 2006 to the Effective Date. The Parties agree that the amount will be calculated as shown in the attachment, which sets forth the amount calculated for the period February 1, 2006 through year-end 2010. This amount will continue to accrue principal and interest until the Effective Date. This payment under Article I is an integral part of the Settlement's overall resolution of the Parties' claims against each other related to Tucson's rights to transmission service on the El Paso system in the Springerville-Luna 345 kV circuit and in the 345 kV circuit from Luna via Hidalgo to Greenlee under the 1982 Agreement.

ARTICLE II
TUCSON'S RESERVATION OF OATT SERVICE FROM EL PASO
Immediately upon the Settlement's Effective Date and continuing through the term of the Settlement (unless otherwise mutually agreed upon by the Parties), Tucson shall reserve from El Paso at least 30 MW of firm point-to-point transmission capacity under the Open Access Transmission Tariff of El Paso on file at the Commission (“El Paso's OATT”) for transmission of electricity from the receipt point of Luna to the delivery point of Greenlee, under the attached service agreement, and shall pay for such capacity at the yearly delivery rate for firm point-to-point transmission service set forth in Schedule 7, Section A, of El Paso's OATT (as that rate may change from time to time).
In addition, immediately upon the later of the Settlement's Effective Date and the date on which Tucson (or any party delivering power to Tucson's Balancing Authority Area for Tucson's use in serving its load) begins receiving electricity from the first phase of the Macho Springs Project, and continuing through the term of the Settlement (unless otherwise mutually agreed upon by the Parties), Tucson shall reserve from El Paso at least 10 MW of firm point-to-point transmission capacity under El Paso's OATT for transmission of electricity from the receipt point of Luna to the delivery point of Springerville under the attached service agreement, and shall pay for such capacity at the yearly delivery rate for firm point-to-point transmission service set forth in Schedule 7, Section A of El Paso's OATT (as that rate may change from time to time). The Macho Springs Project refers to the 99 MW generating facility being constructed by Macho Springs Power I, LLC in Luna County, New Mexico to interconnect with the El Paso system approximately 30 miles from the receipt point of Luna. The first phase of the Macho Springs Project consists of approximately 50 MW.
To be clear, in no circumstance during the term of this Settlement will the rate Tucson pays El Paso for firm point-to-point service under this Article be less than the El Paso Schedule 7, Section A yearly delivery rate currently set forth in El Paso's OATT, unless El Paso makes a rate change filing to lower its rates for Schedule 7, Section A service under Section 205 of the Federal Power Act, or the Commission or a third party seeks to lower El Paso's rates for Schedule 7, Section A service pursuant to Section 206 of the Federal Power Act, and those lower rates are made effective during the term of this Settlement.
Tucson may request El Paso to provide transmission service on a non-firm basis over receipt points and delivery points other than those specified in the attached service agreements, in amounts not to exceed its firm capacity reservations, without incurring an additional non-firm point-to-point transmission service charge or executing a new service agreement, subject to the conditions specified in Section 22.1 of the El Paso OATT. Tucson may also request El Paso to modify the receipt points and/or delivery points specified in the attached service agreements on a firm basis in accordance with Section 22.2 of the El Paso OATT. If Tucson requests modification of receipt or delivery points on a firm basis under Section 22.2 of El Paso's OATT, El Paso shall treat the request as a new request for service, and process it under the procedures set forth in El Paso's OATT. Unless the receipt points and/or delivery points specified in the attached service agreements are modified on a firm basis, Tucson shall remain obligated to reserve, and pay for, at least 30 MW and 10 MW of firm point-to-point transmission capacity at the points set forth in the attached service agreements through the term of the Settlement. If the receipt points and/or delivery points specified in the attached service agreements are modified on a firm basis during the term of the Settlement, Tucson shall remain obligated to reserve, and pay for, at least 30 MW and 10 MW of firm point-to-point transmission capacity at the modified points, at a rate no less than El Paso's Schedule 7, Section A yearly delivery rate.
Tucson shall be responsible for compensating El Paso for real power losses pursuant to Schedule 10 of the El Paso OATT, as that schedule may change from time to time. Tucson shall also be responsible for paying any applicable ancillary service charges (including, but not limited to charges for ancillary services under Schedules 1 and 2 of El Paso's OATT), and any other charges (in effect currently or made effective during the term of this Settlement) applicable under El Paso's OATT to firm point-to-point transmission service provided pursuant to the attached service agreements or any superseding service agreements.
Nothing in this Settlement shall affect Tucson's right to contest any rate change filing under El Paso's OATT that may be proposed by El Paso during the term of this Settlement, including any filing that proposes a change to (a) the rates for firm point-to-point transmission service set forth in El Paso's OATT, (b) the amount of compensation to be provided by Tucson for real power losses or the manner in which that compensation is to be provided, or (c) any ancillary service charges applicable to firm point-to-point transmission service.
ARTICLE III
TRANSMISSION RIGHTS UNDER THE 1982 AGREEMENT
170 MW of Transmission. Upon the Effective Date of the Settlement, the 200 MW of transmission rights assigned by El Paso to Tucson in the Springerville-Luna 345 kV circuit and in the 345 kV circuit from Luna via Hidalgo to Greenlee in Sections 6.3 and 6.4 of the 1982 Agreement shall be reduced to 170 MW of transmission rights, and to only the following eligible point combinations, in the direction shown:
345 kV Receipt Point        345 kV Delivery Point
Springerville        à    Greenlee
Macho Springs    à    Springerville
Macho Springs    à    Greenlee
Luna            à    Springerville
Luna            à    Greenlee

Tucson shall be deemed to have reserved 170 MW on each circuit (the Springerville-Luna 345 kV circuit and the 345 kV circuit from Luna via Hidalgo to Greenlee), but Tucson may not schedule more than 170 MW of transmission service on these lines under the 1982 Agreement, in total, at any one time. For example, if Tucson were to schedule 130 MW of transmission service under the 1982 Agreement from any receipt point designated above to the corresponding delivery point, it could only schedule a maximum of 40 MW of additional transmission service under the 1982 Agreement between any receipt point and any corresponding delivery point listed above for delivery at the same time. El Paso will not accept multiple schedules of transmission service from Tucson where such schedules provide for simultaneous transmission of electricity under the 1982 Agreement in excess of 170 MW, in total. For example, if Tucson were to schedule 170 MW from Macho Springs to Springerville under the 1982 Agreement, it would not be able to schedule transmission service for delivery of electricity from Luna to Greenlee, at the same time under the 1982 Agreement. In addition, the total amount of electricity to be transmitted at any time under the 1982 Agreement in accordance with Article III, and on a firm or non-firm basis under El Paso's OATT in accordance with Article II, for delivery to Greenlee is subject to a maximum limit of 200 MW. See Article IV.
No Other Points Permitted. To repeat what is prescribed above, Tucson's 170 MW of transmission rights under the 1982 Agreement shall be solely at the receipt and delivery points identified above, and solely in the point combinations and directions shown. No other points, point combinations or directions are permitted.
Ancillary Services. The Parties understand and agree that transmission service provided by each Party under the 1982 Agreement is a “bundled” service which includes both transmission service and certain transmission support functions that are needed for the reliable transmission of electricity, and that nothing in FERC Order No. 888 or any other FERC rule, regulation or order has required this service to be “unbundled.” The Parties further agree that:

a)
Each of the Parties shall continue to provide such bundled transmission service whenever it transmits electricity for the other Party under the 1982 Agreement, in the same manner in which it has provided bundled transmission service in past years under the 1982 Agreement.

b)
In the event transmission service under the 1982 Agreement is required to be “unbundled” but the 1982 Agreement otherwise remains intact, the transmitting Party shall provide scheduling, system control and dispatch service; reactive supply and voltage control from generation or other sources service; and real power losses (as those services are defined in FERC Order No. 888), as unbundled ancillary services in conjunction with the transmission of electricity under the 1982 Agreement. Charges for real power losses will be those specified in the 1982

Agreement, and each of the other two services will be provided at no additional charge to the Party for whom electricity is being transmitted. However, the transmitting Party shall not be obligated to provide any other ancillary services (including those ancillary services specified in FERC Order No. 888 or any ancillary services defined by the FERC in the future) in conjunction with transmission of electricity under the 1982 Agreement.

c)
In the event that transmission service under the 1982 Agreement is required to be unbundled, the Party for whom electricity is being transmitted shall have no obligation either to purchase any ancillary services from the transmitting Party or to self-provide any ancillary services as a condition of having electricity transmitted under the 1982 Agreement.

Macho Springs Receipts. Macho Springs is a receipt point not currently in existence, but it may become a receipt point during the term of this Settlement upon the interconnection to the El Paso system of the generating facility being constructed by Macho Springs Power I, LLC in Luna County, New Mexico. The Parties specifically agree as part of this Settlement that (a) the only power eligible for receipt at the Macho Springs point for transmission under the 1982 Agreement is power generated by the Macho Springs Project; and (b) any time Tucson schedules transmission service on the El Paso transmission system with Macho Springs as a receipt point (whether under the OATT service agreements entered into under Article II or under the 1982 Agreement under this Article III), Tucson shall dynamically transfer its Macho Springs power out of El Paso's Balancing Authority Area. In the event transmission service under the 1982 Agreement is required to be unbundled, El Paso shall not be obligated by the

1982 Agreement or this Settlement to offer and/or provide, in association with any power received at the Macho Springs point, regulation service, energy imbalance service, generator imbalance service, or any other ancillary service adopted by FERC in the future.
To the extent that other ancillary services are necessary or required for the transmission of power generated by the Macho Springs Project under the 1982 Agreement and this Settlement, El Paso shall not be responsible for those other ancillary services, unless otherwise mutually-agreed between Tucson and El Paso.
El Paso Generator Receipts. El Paso may desire to use transmission rights that were assigned to it in the 1982 Agreement for transmission of electricity generated by a new wind-powered or other renewable generator that may be interconnected to the Tucson system in the future (the “El Paso Generator”). The Parties specifically agree as part of this Settlement that (a) any time El Paso schedules transmission service under the 1982 Agreement with the El Paso Generator as a receipt point, El Paso must dynamically transfer its power from the El Paso Generator out of Tucson's Balancing Authority Area, and (b) the only power eligible for receipt at the El Paso Generator receipt point under the 1982 Agreement is power from the El Paso Generator. In the event transmission service under the 1982 Agreement is required to be unbundled, Tucson is not obligated by the 1982 Agreement or this Settlement to offer and/or provide in association with any power received at the El Paso Generator receipt point, regulation service, energy imbalance service, generator imbalance service or any other ancillary service adopted by FERC in the future.
To the extent that other ancillary services are necessary or required for the transmission of power generated by the El Paso Generator under the 1982 Agreement and this Settlement,

Tucson shall not be responsible for those other ancillary services, unless otherwise mutually-agreed between Tucson and El Paso.
New Generation. This Settlement does not require either Party to construct facilities for the other Party's benefit under the 1982 Agreement. Tucson has indicated to El Paso that it may desire to add new generation in the future at the Luna or Springerville receipt points, and the Parties hereby agree as follows:
(a) If Tucson (or its affiliate) constructs a new generation plant at either Luna or Springerville during the term of this Settlement, Tucson shall:

(i)
request interconnection under the Large or Small Generator Interconnection Procedures in El Paso's OATT, and pre-pay for the cost of all facilities, including Network Upgrades, required for the interconnection, and

(ii)
at Tucson's election, Tucson shall either (a) purchase and pay for transmission service for delivery of electricity generated by such generation under El Paso's OATT (with any associated obligation imposed on Tucson under El Paso's OATT to pay El Paso for transmission facilities necessary to provide the OATT service), or (b) make El Paso whole for the full cost of any facilities required to be constructed and/or installed for the interconnection, including Network Upgrade costs (if Tucson elects to have such generation transmitted under the 1982 Agreement).

(b) If Tucson elects to have such electricity from the new generation plant transmitted under the 1982 Agreement, the method under which Tucson shall make El Paso whole shall be as follows: El Paso shall (i) calculate the non-usage portion of transmission charges paid by all transmission customers for transmission services under El Paso's OATT associated with the new generation at the end of the repayment period agreed to by El Paso under the Large or Small Generator Interconnection Agreement under which the new generation plant was interconnected, with respect to power from the new generation plant, and (ii) reimburse Tucson this amount; provided, however, that El Paso shall not be obligated to reimburse Tucson any more than an amount equal to the total Network Upgrade costs associated with the interconnection.
(c) If, instead of constructing a new generation plant at either Luna or Springerville, Tucson purchases power from new generation constructed by an unaffiliated third party at Luna and Springerville, Tucson shall, at its election, either (i) have electricity from such new generation plant transmitted under El Paso's OATT (with any associated obligation imposed on Tucson under the OATT to pay El Paso for transmission facilities necessary to provide the OATT service), or (ii) make El Paso whole for the cost of Network Upgrades associated with the interconnection (if Tucson elects to have electricity from such new generation plant transmitted under the 1982 Agreement).
(d) If Tucson elects to have electricity from such new generation plant transmitted under the 1982 Agreement, the method under which Tucson shall make El Paso whole shall be as follows: El Paso shall (i) calculate the non-usage portion of transmission charges paid by all transmission customers for transmission services under El Paso's OATT associated with the new generation at the end of the repayment period agreed to by El Paso under the Large or Small Generator Interconnection Agreement under which the new generation plant was interconnected, with respect to power from the new generation plant, (ii) subtract those charges from the Network Upgrade costs (including interest) for which El Paso has a reimbursement obligation to the generator under the Large or Small Generator Interconnection Agreement, and (iii) invoice Tucson the difference. Tucson shall pay the invoice within 30 days.
(e) When El Paso transmits electricity from any new generation plant at Luna or Springerville for delivery to Tucson under the 1982 Agreement in accordance with the provisions set forth above, Tucson shall dynamically transfer such generation out of El Paso's Balancing Authority Area and El Paso's obligation to offer and/or provide ancillary services for the new generation added at Luna or Springerville shall be no greater than that applicable to the receipt of power at the Macho Springs receipt point under the Section of this Article III entitled “Macho Springs Receipts.”
(f) If El Paso's Large or Small Generator Interconnection Procedures or form of agreement change during the period this Settlement is in effect such that there is an inconsistency between the full pre-payment obligation imposed upon Tucson in subsection (a)(i) above and the pre-payment provisions in the revised procedures, then the pre-payment provisions in this Settlement shall govern.
(g) Similarly, if El Paso constructs a new generation plant during the term of this Settlement at points of receipt connected to transmission facilities owned by Tucson in which El Paso has been assigned transmission rights under the 1982 Agreement, El Paso shall:

(i)
request interconnection under the Large or Small Generator Interconnection Procedures in Tucson's OATT, and pre-pay for the cost of all facilities, including Network Upgrades, required for the interconnection,

and

(ii)
at El Paso's election, El Paso shall either (a) purchase and pay for transmission service for delivery of electricity generated by such generation under Tucson's OATT (with any associated obligation imposed on El Paso under Tucson's OATT to pay Tucson for transmission facilities necessary to provide the OATT service), or (b) make Tucson whole for the full cost of any facilities required to be constructed and/or installed for the interconnection, including Network Upgrade costs (if El Paso elects to have such generation transmitted under the 1982 Agreement).

(h) If El Paso elects to have such electricity from the new generation plant transmitted under the 1982 Agreement, the method under which El Paso shall make Tucson whole shall be as follows: Tucson shall (i) calculate the non-usage portion of transmission charges paid by all transmission customers for transmission services under Tucson's OATT associated with the new generation at the end of the repayment period agreed to by Tucson under the Large or Small Generator Interconnection Agreement under which the new generation plant was interconnected, with respect to power from the new generation plant, and (ii) reimburse El Paso this amount; provided, however, that Tucson shall not be obligated to reimburse El Paso any more than an amount equal to the total Network Upgrade costs associated with the interconnection.

(i) If, instead of constructing a new generation plant, El Paso purchases power from new generation constructed by an unaffiliated third party, El Paso shall, at its election, either (i) have electricity from such new generation plant transmitted under Tucson's OATT (with any associated obligation imposed on El Paso under the OATT to pay Tucson for transmission facilities necessary to provide the OATT service), or (ii) make Tucson whole for the cost of Network Upgrades associated with the interconnection (if El Paso elects to have electricity from such new generation plant transmitted under the 1982 Agreement).
(j) If El Paso elects to have electricity from such new generation plant transmitted under the 1982 Agreement, the method under which El Paso shall make Tucson whole shall be as follows: Tucson shall (i) calculate the non-usage portion of transmission charges paid by all transmission customers for transmission services under Tucson's OATT associated with the new generation at the end of the repayment period agreed to by Tucson under the Large or Small Generator Interconnection Agreement under which the new generation plant was interconnected, with respect to power from the new generation plant, (ii) subtract those charges from the Network Upgrade costs (including interest) for which Tucson has a reimbursement obligation to the generator under the Large or Small Generator Interconnection Agreement, and (iii) invoice El Paso the difference. El Paso shall pay the invoice within 30 days.
(k) When Tucson transmits electricity from any new generation plant for delivery to El Paso under the 1982 Agreement in accordance with the provisions set forth above, El Paso shall dynamically transfer such generation out of Tucson's Balancing Authority Area and Tucson's obligation to offer and/or provide ancillary services for the new generation added shall be no greater than that applicable to the receipt of power at the Macho Springs receipt point under the Section of this Article III entitled “Macho Springs Receipts.”
(l) If Tucson's Large or Small Generator Interconnection Procedures or form of agreement change during the period this Settlement is in effect such that there is an inconsistency between the full pre-payment obligation imposed upon El Paso in subsection (g)(i) above and the pre-payment provisions in the revised procedures, then the pre-payment provisions in this Settlement shall govern.
ARTICLE IV
GREENLEE
Service provided under Articles II and III of this Settlement, combined, shall not exceed 200 MW for delivery at Greenlee at any time.
ARTICLE V
EFFECTIVE DATE AND TERM
Effective Date. The Effective Date of this Settlement is the first day of the first month after the later to occur of the following two issuances: (a) issuance by the Federal Energy Regulatory Commission of a Final Non-Appealable Order approving the Settlement without modification or condition, and (b) issuance by the Federal Energy Regulatory Commission of a Final Non-Appealable Order approving a settlement agreement between El Paso and Macho Springs Power I, LLC regarding the reimbursement of network upgrade costs associated with the interconnection of Macho Springs to the El Paso system. To be clear, both issuances must occur for the Settlement to become effective.
Final Non-Appealable Order. An order shall be considered a Final Non-Appealable Order (i) on the day after the expiration of the period for filing a request for rehearing of the

Commission's order approving the Settlement, when no such request for rehearing has been filed, or (ii) if a request for rehearing is filed, on the day after the expiration of the period for filing a request for rehearing of the Commission's order on rehearing, when no further request for rehearing is filed. Neither El Paso nor Tucson will file a request for rehearing of a Commission order approving the Settlement without modification or condition.
Term. This Settlement shall become effective on the Effective Date and remain in effect for the remaining term set forth in Section 6.4 of the 1982 Agreement, which term began with the commercial operation date of the Luna-Springerville circuit (on April 19, 1990) and is to end 40 years later (on April 19, 2030).
ARTICLE VI
FINAL RESOLUTION AND WAIVER
Final Resolution. This Settlement shall be a final and complete resolution of Tucson's rights to transmission service on the El Paso system in the Springerville-Luna 345 kV circuit and in the 345 kV circuit from Luna via Hidalgo to Greenlee under the 1982 Agreement.
Litigation Withdrawn. Within 10 calendar days of the Settlement's Effective Date, El Paso shall withdraw its appeal before the United States Court of Appeals for the District of Columbia Circuit in Case No. 10-1194, and Tucson shall withdraw its complaint before the United States District Court for the District of Arizona in Case No. 4:08-CV-680-TUC-CKJ. The Parties agree to not re-file or otherwise pursue those claims, or the claims in underlying proceedings, in the future.

Waiver. Approval of this Settlement shall constitute waiver of any of the Commission's rules and regulations that may be necessary to effectuate the Settlement in accordance with all of its terms.
ARTICLE VII
MISCELLANEOUS
Standard of Review. It is the intent of the Parties that, to the maximum extent permitted by law, the provisions of this Settlement shall not be subject to change under Sections 205 and 206 absent the written agreement of the Parties, and that the standard of review for changes unilaterally proposed by either El Paso or Tucson, or by the Commission acting sua sponte or at the request of a third party, shall be the public interest standard of review, sometimes referred to as the Mobile Sierra public interest standard.
Compromise. This Settlement is a compromise for the purpose of reaching a resolution of a long-standing dispute. The Commission's approval of the Settlement shall not constitute approval of, or any precedent regarding, any principle or issue or methodology underlying the Settlement.
No Precedent. This Settlement is entered into upon the understanding that it constitutes a negotiated agreement and no Party shall be deemed to have approved, accepted, agreed to, or consented to any principle or position in the captioned proceedings or to have prejudiced positions taken or that may be taken in these or any other proceedings. This Settlement shall not be cited or relied upon as precedent for any purpose, or as establishing any issue or principle, except to the extent of enforcing the terms and conditions of the Settlement itself. Nothing herein shall be deemed a “settled practice” as that term was interpreted and applied in Public Service Comm'n of New York v. FERC, 642 F.2d 1335 (D.C. Cir. 1980).
Withdrawal. This Settlement is submitted by the Parties on the express condition that it will not become effective if the Commission modifies and/or attaches conditions to it. In the event the Settlement does not become effective pursuant to its terms, it will be withdrawn from the dockets and shall not be used by anyone in these Commission proceedings or in any other case, court docket or other forum.
Nonseverability. The Settlement's various provisions are not severable.
Governing Law, Regulatory Authority, and Rules. The validity, interpretation and enforcement of this Settlement and each of its provisions shall be governed and construed in accordance with the laws of the State of Arizona, without regard to its conflicts of law principles; provided, however, that where jurisdiction over a dispute between the Parties properly lies before the federal courts, the Party with a cause of action may file suit before a federal court with jurisdiction to hear the dispute. This Settlement is subject to all Applicable Laws and Regulations. Each Party expressly reserves the right to seek changes in, appeal, or otherwise contest any laws, orders, or regulations of a Governmental Authority.
Amendment. The Parties may amend this Settlement by a written instrument duly executed by both Parties, subject to any applicable approval(s) required by a Governmental Authority.
No Third-Party Beneficiaries. This Settlement is not intended to and does not create rights, remedies, or benefits of any character whatsoever in favor of any persons, corporations, associations, or entities other than the Parties, and the obligations herein assumed are solely for the use and benefit of the Parties. Neither Party may assign the rights provided it under this Settlement.
Waiver. The failure of a Party to this Settlement to insist, on any occasion, upon strict performance of any provision of this Settlement will not be considered a waiver of any obligation, right, or duty of, or imposed upon, such Party. Any waiver at any time by either Party of its rights with respect to this Settlement shall not be deemed a continuing waiver or a waiver with respect to any other failure to comply with any other obligation, right, duty of this Settlement. Any waiver of this Settlement shall, if requested, be provided in writing.
Entire Agreement. This Settlement, including all attachments and any documents identified there, constitutes the entire agreement between the Parties with reference to the subject matter hereof, and supersedes all prior and contemporaneous understandings or agreements, oral or written, between the Parties with respect to the subject matter of this Settlement.
Conflicts. In the event of a conflict between the body of this Settlement and any attachments, the terms and provisions of the body of this Settlement shall prevail and be deemed the final intent of the Parties.
No Dedication of Facilities. No undertaking by El Paso under any provision of this Settlement shall constitute the dedication of El Paso's system or any portion thereof to Tucson or to the public.
Partnership. This Settlement shall not be interpreted or construed to create an association, joint venture, agency relationship, or partnership between the Parties or to impose any partnership obligation or partnership liability upon either Party. Neither Party shall have any right, power or authority to enter into any agreement or undertaking for, or act on behalf of, or to act as or be an agent or representative of, or to otherwise bind, the other Party.
Notices. Notices required in connection with the scheduling of transmission service under Article II of this Settlement shall be in accordance with the service agreements attached to the Settlement. Notices required in connection with the scheduling of transmission service under Article III of this Settlement shall be in conformance with the Parties past practices under the 1982 Agreement. Any other written notice or request of a more general nature in connection with this Settlement shall be tendered to the applicable Party at the following addresses:
If to Tucson:
Tucson Electric Power Company
c/o UniSource Energy Corp.
Attention: General Counsel
One South Church Avenue
Tucson, AZ 85701
Phone:
Fax:
Email:

If to El Paso:
El Paso Electric Company         El Paso Electric Company
Attention: General Counsel      Attention: Asst. VP - System Operations
100 N. Stanton             100 N. Stanton
El Paso, TX 79901            El Paso, TX 79901
Phone: (915) 543-5776         Phone: (915) 543-5719
Fax: (915) 521-4728            Fax: (915) 521-4763
Email: mary.kipp@epelectric.com     Email: joe.nevarez@epelectric.com

Interpretation. Both Parties participated in the preparation of this Settlement and no ambiguity should be construed against any Party as the primary drafter hereof.

Privilege for Settlement Discussion. All offers of settlement and settlement discussions and negotiations related thereto are and shall remain subject to the privilege for such communications established by the Commission's Rules.
Multiple Counterparts. This Settlement may be executed in two or more counterparts, each of which is deemed an original but all constitute one and the same instrument.

The Parties have caused their duly authorized representatives to execute this Settlement on this 26th day of April, 2011.

For El Paso Electric Company                For Tucson Electric Power Company

/s/David W. Stevens              /s/David G. Hutchens
Print Name: David W. Stevens     Print Name: David G. Hutchens
Title: April 26, 2011             Title: Executive Vice President

EL PASO ELECTRIC COMPANY
TUCSON ELECTRIC POWER COMPANY
Settlement Calculation, Article I
			Annual Interest Rate		Annual Interest Rate		Annual Interest Rate		Annual Interest Rate		Annual Interest Rate		Annual Interest Rate		Annual Interest Rate
			0.0678		0.0730		0.0774		0.0817		0.0825		0.0825		0.0825

	30 MW @		Quarter Ended		Quarter Ended		Quarter Ended		Quarter Ended		Quarter Ended		Quarter Ended		Quarter Ended
	Firm PTP		31-Mar-06		30-Jun-06		30-Sep-06		31-Dec-06		31-Mar-07		30-Jun-07		30-Sep-07
	$2.31 kW/mo.	Assume	90 Days In Quarter		91 Days in Quarter		92 Days in Quarter		92 Days in Quarter		90 Days In Quarter		91 Days in Quarter		92 Days in Quarter
	Monthly Delivery	Earn Interest
	Charge	All Month	Interest	Cumulative	Interest	Cumulative	Interest	Cumulative	Interest	Cumulative	Interest	Cumulative	Interest	Cumulative	Interest	Cumulative
			0.0170	Balance	0.0183	Balance	0.0194	Balance	0.0204	Balance	0.0206	Balance	0.0206	Balance	0.0206	Balance
			Q1 2006	Q1 2006	Q2 2006	Q2 2006	Q3 2006	Q3 2006	Q4 2006	Q4 2006	Q1 2007	Q1 2007	Q2 2007	Q2 2007	Q3 2007	Q3 2007

Feb 06	69,300	1-Feb-06	757	70,057	1,279	71,336	1,380	72,716	1,485	74,201	1,530	75,731	1,562	77,293	1,594	78,888
Mar	69,300	1-Mar-06	392	69,692	1,272	70,963	1,373	72,337	1,477	73,814	1,522	75,336	1,554	76,890	1,586	78,476
Apr	69,300	1-Apr-06	—	—	1,251	70,551	1,365	71,916	1,469	73,385	1,514	74,898	1,545	76,443	1,577	78,020
May	69,300	1-May-06	—	—	834	70,134	1,357	71,491	1,460	72,951	1,505	74,456	1,536	75,991	1,567	77,559
Jun	69,300	1-Jun-06	—	—	403	69,703	1,349	71,052	1,451	72,503	1,495	73,998	1,526	75,525	1,558	77,082
Jul	69,300	1-Jul-06	—	—	—	—	1,326	70,626	1,443	72,069	1,486	73,555	1,517	75,072	1,548	76,621
Aug	69,300	1-Aug-06	—	—	—	—	875	70,175	1,433	71,608	1,477	73,085	1,507	74,592	1,538	76,131
Sep	69,300	1-Sep-06	—	—	—	—	423	69,723	1,424	71,147	1,467	72,614	1,498	74,112	1,529	75,640
Oct	69,300	1-Oct-06	—	—	—	—	—	—	1,400	70,700	1,458	72,158	1,488	73,647	1,519	75,165
Nov	69,300	1-Nov-06	—	—	—	—	—	—	923	70,223	1,448	71,671	1,478	73,150	1,509	74,658
Dec	69,300	1-Dec-06	—	—	—	—	—	—	462	69,762	1,439	71,200	1,469	72,669	1,499	74,168
Jan 07	69,300	1-Jan-07	—	—	—	—	—	—	—	—	1,413	70,713	1,458	72,172	1,489	73,660
Feb	69,300	1-Feb-07	—	—	—	—	—	—	—	—	921	70,221	1,448	71,669	1,478	73,148
Mar	69,300	1-Mar-07	—	—	—	—	—	—	—	—	476	69,776	1,439	71,216	1,469	72,684
Apr	69,300	1-Apr-07	—	—	—	—	—	—	—	—	—	—	1,414	70,714	1,458	72,172
May	69,300	1-May-07	—	—	—	—	—	—	—	—	—	—	942	70,242	1,449	71,691
Jun	69,300	1-Jun-07	—	—	—	—	—	—	—	—	—	—	455	69,755	1,439	71,194
Jul	69,300	1-Jul-07	—	—	—	—	—	—	—	—	—	—	—	—	1,414	70,714
Aug	69,300	1-Aug-07	—	—	—	—	—	—	—	—	—	—	—	—	932	70,232
Sep	69,300	1-Sep-07	—	—	—	—	—	—	—	—	—	—	—	—	451	69,751
Oct	69,300	1-Oct-07	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Nov	69,300	1-Nov-07	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Dec	69,300	1-Dec-07	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Jan 08	69,300	1-Jan-08	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Feb	69,300	1-Feb-08	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Mar	69,300	1-Mar-08	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Apr	69,300	1-Apr-08	—	—	—	—	—	—	—	—	—	—	—	—	—	—
May	69,300	1-May-08	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Jun	69,300	1-Jun-08	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Jul	69,300	1-Jul-08	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Aug	69,300	1-Aug-08	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Sep	69,300	1-Sep-08	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Oct	69,300	1-Oct-08	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Nov	69,300	1-Nov-08	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Dec	69,300	1-Dec-08	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Jan 09	69,300	1-Jan-09	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Feb	69,300	1-Feb-09	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Mar	69,300	1-Mar-09	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Apr	69,300	1-Apr-09	—	—	—	—	—	—	—	—	—	—	—	—	—	—
May	69,300	1-May-09	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Jun	69,300	1-Jun-09	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Jul	69,300	1-Jul-09	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Aug	69,300	1-Aug-09	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Sep	69,300	1-Sep-09	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Oct	69,300	1-Oct-09	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Nov	69,300	1-Nov-09	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Dec	69,300	1-Dec-09	—	—	—	—	—	—	—	—	—	—	—	—	—	—

EL PASO ELECTRIC COMPANY
TUCSON ELECTRIC POWER COMPANY
Settlement Calculation, Article I
			Annual Interest Rate		Annual Interest Rate		Annual Interest Rate		Annual Interest Rate		Annual Interest Rate		Annual Interest Rate		Annual Interest Rate
			0.0678		0.0730		0.0774		0.0817		0.0825		0.0825		0.0825

	30 MW @		Quarter Ended		Quarter Ended		Quarter Ended		Quarter Ended		Quarter Ended		Quarter Ended		Quarter Ended
	Firm PTP		31-Mar-06		30-Jun-06		30-Sep-06		31-Dec-06		31-Mar-07		30-Jun-07		30-Sep-07
	$2.31 kW/mo.	Assume	90 Days In Quarter		91 Days in Quarter		92 Days in Quarter		92 Days in Quarter		90 Days In Quarter		91 Days in Quarter		92 Days in Quarter
	Monthly Delivery	Earn Interest
	Charge	All Month	Interest	Cumulative	Interest	Cumulative	Interest	Cumulative	Interest	Cumulative	Interest	Cumulative	Interest	Cumulative	Interest	Cumulative
			0.0170	Balance	0.0183	Balance	0.0194	Balance	0.0204	Balance	0.0206	Balance	0.0206	Balance	0.0206	Balance
			Q1 2006	Q1 2006	Q2 2006	Q2 2006	Q3 2006	Q3 2006	Q4 2006	Q4 2006	Q1 2007	Q1 2007	Q2 2007	Q2 2007	Q3 2007	Q3 2007

Jan 10	69,300	1-Jan-10	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Feb	69,300	1-Feb-10	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Mar	69,300	1-Mar-10	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Apr	69,300	1-Apr-10	—	—	—	—	—	—	—	—	—	—	—	—	—	—
May	69,300	1-May-10	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Jun	69,300	1-Jun-10	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Jul	69,300	1-Jul-10	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Aug	69,300	1-Aug-10	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Sep	69,300	1-Sep-10	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Oct	69,300	1-Oct-10	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Nov	69,300	1-Nov-10	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Dec	69,300	1-Dec-10	—	—	—	—	—	—	—	—	—	—	—	—	—	—
			—	—	—	—	—	—	—	—	—	—	—	—	—	—
January 1, 2011	4,088,700		1,149	139,749	5,038	352,687	9,448	570,035	14,428	792,363	19,153	1,019,416	23,837	1,251,153	28,602	1,487,654

EL PASO ELECTRIC COMPANY
TUCSON ELECTRIC POWER COMPANY
Settlement Calculation, Article I
			Annual Interest Rate		Annual Interest Rate		Annual Interest Rate		Annual Interest Rate		Annual Interest Rate		Annual Interest Rate		Annual Interest Rate
			0.0825		0.0776		0.0677		0.0530		0.0500		0.0452		0.0337

	30 MW @		Quarter Ended		Quarter Ended		Quarter Ended		Quarter Ended		Quarter Ended		Quarter Ended		Quarter Ended
	Firm PTP		31-Dec-07		31-Mar-08		30-Jun-08		30-Sep-08		31-Dec-08		31-Mar-09		30-Jun-09
	$2.31 kW/mo.	Assume	92 Days in Quarter		91 Days In Quarter		91 Days in Quarter		92 Days in Quarter		92 Days in Quarter		90 Days in Quarter		91 Days in Quarter
	Monthly Delivery	Earn Interest
	Charge	All Month	Interest	Cumulative	Interest	Cumulative	Interest	Cumulative	Interest	Cumulative	Interest	Cumulative	Interest	Cumulative	Interest	Cumulative
			0.0206	Balance	0.0194	Balance	0.0169	Balance	0.0133	Balance	0.0125	Balance	0.0113	Balance	0.0084	Balance
			Q4 2007	Q4 2007	Q1 2008	Q1 2008	Q2 2008	Q2 2008	Q3 2008	Q3 2008	Q4 2008	Q4 2008	Q1 2009	Q1 2009	Q2 2009	Q2 2009

Feb 06	69,300	1-Feb-06	1,627	80,515	1,562	82,077	1,389	83,466	1,106	84,572	1,057	85,629	968	86,596	730	87,326
Mar	69,300	1-Mar-06	1,619	80,095	1,554	81,649	1,382	83,030	1,100	84,131	1,052	85,182	963	86,145	726	86,871
Apr	69,300	1-Apr-06	1,609	79,629	1,545	81,174	1,374	82,548	1,094	83,641	1,046	84,687	957	85,644	722	86,365
May	69,300	1-May-06	1,600	79,158	1,536	80,694	1,366	82,060	1,087	83,147	1,039	84,186	951	85,138	717	85,855
Jun	69,300	1-Jun-06	1,590	78,672	1,526	80,198	1,357	81,556	1,081	82,636	1,033	83,669	945	84,615	713	85,328
Jul	69,300	1-Jul-06	1,580	78,201	1,517	79,718	1,349	81,067	1,074	82,142	1,027	83,168	940	84,108	709	84,817
Aug	69,300	1-Aug-06	1,570	77,701	1,507	79,208	1,341	80,549	1,067	81,616	1,020	82,636	934	83,570	704	84,274
Sep	69,300	1-Sep-06	1,560	77,200	1,498	78,698	1,332	80,030	1,060	81,091	1,014	82,104	928	83,032	700	83,731
Oct	69,300	1-Oct-06	1,550	76,716	1,488	78,204	1,324	79,528	1,054	80,581	1,007	81,589	922	82,511	695	83,206
Nov	69,300	1-Nov-06	1,540	76,198	1,478	77,676	1,315	78,991	1,047	80,038	1,000	81,038	916	81,954	690	82,644
Dec	69,300	1-Dec-06	1,530	75,697	1,469	77,166	1,306	78,472	1,040	79,512	994	80,506	910	81,415	686	82,101
Jan 07	69,300	1-Jan-07	1,519	75,180	1,458	76,638	1,297	77,935	1,033	78,968	987	79,955	903	80,859	681	81,540
Feb	69,300	1-Feb-07	1,509	74,656	1,448	76,105	1,288	77,393	1,025	78,418	980	79,398	897	80,296	676	80,972
Mar	69,300	1-Mar-07	1,499	74,184	1,439	75,623	1,280	76,903	1,019	77,922	974	78,896	892	79,787	672	80,459
Apr	69,300	1-Apr-07	1,489	73,661	1,429	75,090	1,271	76,361	1,012	77,372	967	78,339	885	79,225	667	79,892
May	69,300	1-May-07	1,479	73,170	1,419	74,589	1,262	75,852	1,005	76,857	961	77,817	879	78,697	663	79,360
Jun	69,300	1-Jun-07	1,468	72,663	1,410	74,072	1,254	75,326	998	76,324	954	77,278	873	78,151	658	78,810
Jul	69,300	1-Jul-07	1,458	72,172	1,400	73,572	1,245	74,818	991	75,809	948	76,757	867	77,624	654	78,278
Aug	69,300	1-Aug-07	1,449	71,681	1,391	73,071	1,237	74,308	985	75,293	941	76,234	861	77,095	650	77,745
Sep	69,300	1-Sep-07	1,439	71,189	1,381	72,570	1,228	73,798	978	74,776	935	75,711	856	76,567	645	77,212
Oct	69,300	1-Oct-07	1,414	70,714	1,372	72,086	1,220	73,306	971	74,277	928	75,205	850	76,055	641	76,696
Nov	69,300	1-Nov-07	932	70,232	1,363	71,595	1,212	72,806	965	73,771	922	74,693	844	75,537	636	76,174
Dec	69,300	1-Dec-07	466	69,766	1,353	71,120	1,204	72,323	958	73,282	916	74,198	838	75,036	632	75,668
Jan 08	69,300	1-Jan-08	—	—	1,330	70,630	1,195	71,825	952	72,777	910	73,686	833	74,519	628	75,147
Feb	69,300	1-Feb-08	—	—	872	70,172	1,188	71,359	946	72,305	904	73,209	827	74,036	624	74,660
Mar	69,300	1-Mar-08	—	—	443	69,743	1,180	70,924	940	71,863	898	72,762	822	73,584	620	74,204
Apr	69,300	1-Apr-08	—	—	—	—	1,160	70,460	934	71,394	892	72,286	817	73,103	616	73,719
May	69,300	1-May-08	—	—	—	—	773	70,073	928	71,002	888	71,889	812	72,702	613	73,314
Jun	69,300	1-Jun-08	—	—	—	—	374	69,674	923	70,597	882	71,479	808	72,287	609	72,896
Jul	69,300	1-Jul-08	—	—	—	—	—	—	908	70,208	878	71,086	803	71,889	606	72,495
Aug	69,300	1-Aug-08	—	—	—	—	—	—	599	69,899	874	70,773	800	71,572	603	72,175
Sep	69,300	1-Sep-08	—	—	—	—	—	—	289	69,589	870	70,459	796	71,255	600	71,856
Oct	69,300	1-Oct-08	—	—	—	—	—	—	—	—	857	70,157	793	70,950	598	71,547
Nov	69,300	1-Nov-08	—	—	—	—	—	—	—	—	565	69,865	789	70,654	595	71,250
Dec	69,300	1-Dec-08	—	—	—	—	—	—	—	—	282	69,582	786	70,369	593	70,962
Jan 09	69,300	1-Jan-09	—	—	—	—	—	—	—	—	—	—	774	70,074	590	70,665
Feb	69,300	1-Feb-09	—	—	—	—	—	—	—	—	—	—	505	69,805	588	70,393
Mar	69,300	1-Mar-09	—	—	—	—	—	—	—	—	—	—	261	69,561	586	70,147
Apr	69,300	1-Apr-09	—	—	—	—	—	—	—	—	—	—	—	—	577	69,877
May	69,300	1-May-09	—	—	—	—	—	—	—	—	—	—	—	—	385	69,685
Jun	69,300	1-Jun-09	—	—	—	—	—	—	—	—	—	—	—	—	186	69,486
Jul	69,300	1-Jul-09	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Aug	69,300	1-Aug-09	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Sep	69,300	1-Sep-09	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Oct	69,300	1-Oct-09	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Nov	69,300	1-Nov-09	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Dec	69,300	1-Dec-09	—	—	—	—	—	—	—	—	—	—	—	—	—	—

EL PASO ELECTRIC COMPANY
TUCSON ELECTRIC POWER COMPANY
Settlement Calculation, Article I
			Annual Interest Rate		Annual Interest Rate		Annual Interest Rate		Annual Interest Rate		Annual Interest Rate		Annual Interest Rate		Annual Interest Rate
			0.0825		0.0776		0.0677		0.0530		0.0500		0.0452		0.0337

	30 MW @		Quarter Ended		Quarter Ended		Quarter Ended		Quarter Ended		Quarter Ended		Quarter Ended		Quarter Ended
	Firm PTP		31-Dec-07		31-Mar-08		30-Jun-08		30-Sep-08		31-Dec-08		31-Mar-09		30-Jun-09
	$2.31 kW/mo.	Assume	92 Days in Quarter		91 Days In Quarter		91 Days in Quarter		92 Days in Quarter		92 Days in Quarter		90 Days in Quarter		91 Days in Quarter
	Monthly Delivery	Earn Interest
	Charge	All Month	Interest	Cumulative	Interest	Cumulative	Interest	Cumulative	Interest	Cumulative	Interest	Cumulative	Interest	Cumulative	Interest	Cumulative
			0.0206	Balance	0.0194	Balance	0.0169	Balance	0.0133	Balance	0.0125	Balance	0.0113	Balance	0.0084	Balance
			Q4 2007	Q4 2007	Q1 2008	Q1 2008	Q2 2008	Q2 2008	Q3 2008	Q3 2008	Q4 2008	Q4 2008	Q1 2009	Q1 2009	Q2 2009	Q2 2009

Jan 10	69,300	1-Jan-10	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Feb	69,300	1-Feb-10	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Mar	69,300	1-Mar-10	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Apr	69,300	1-Apr-10	—	—	—	—	—	—	—	—	—	—	—	—	—	—
May	69,300	1-May-10	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Jun	69,300	1-Jun-10	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Jul	69,300	1-Jul-10	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Aug	69,300	1-Aug-10	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Sep	69,300	1-Sep-10	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Oct	69,300	1-Oct-10	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Nov	69,300	1-Nov-10	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Dec	69,300	1-Dec-10	—	—	—	—	—	—	—	—	—	—	—	—	—	—
			—	—	—
January 1, 2011	4,088,700		33,495	1,729,049	36,188	1,973,137	35,702	2,216,740	31,168	2,455,808	32,402	2,696,110	32,006	2,936,016	25,884	3,169,801

EL PASO ELECTRIC COMPANY
TUCSON ELECTRIC POWER COMPANY
Settlement Calculation, Article I
			Annual Interest Rate		Annual Interest Rate		Annual Interest Rate		Annual Interest Rate		Annual Interest Rate		Annual Interest Rate
			0.0325		0.0325		0.0325		0.0325		0.0325		0.0325

	30 MW @		Quarter Ended		Quarter Ended		Quarter Ended		Quarter Ended		Quarter Ended		Quarter Ended
	Firm PTP		30-Sep-09		31-Dec-09		31-Mar-10		30-Jun-10		30-Sep-10		31-Dec-10
	$2.31 kW/mo.	Assume	92 Days in Quarter		92 Days in Quarter		90 Days in Quarter		91 Days in Quarter		92 Days in Quarter		92 Days in Quarter
	Monthly Delivery	Earn Interest
	Charge	All Month	Interest	Cumulative	Interest	Cumulative	Interest	Cumulative	Interest	Cumulative	Interest	Cumulative	Interest	Cumulative	Cumulative
			0.0081	Balance	0.0081	Balance	0.0081	Balance	0.0081	Balance	0.0081	Balance	0.0081	Balance	Interest
			Q3 2009	Q3 2009	Q4 2009	Q4 2009	Q1 2010	Q1 2010	Q2 2010	Q2 2010	Q3 2010	Q3 2010	Q4 2010	Q4 2010	31-Dec-10

Feb 06	69,300	1-Feb-06	710	88,036	715	88,751	721	89,472	727	90,199	733	90,932	739	91,671	22,371
Mar	69,300	1-Mar-06	706	87,576	712	88,288	717	89,005	723	89,728	729	90,457	735	91,192	21,892
Apr	69,300	1-Apr-06	702	87,067	707	87,775	713	88,488	719	89,207	725	89,932	731	90,662	21,362
May	69,300	1-May-06	698	86,553	703	87,256	709	87,965	715	88,680	721	89,400	726	90,126	20,826
Jun	69,300	1-Jun-06	693	86,021	699	86,720	705	87,424	710	88,135	716	88,851	722	89,573	20,273
Jul	69,300	1-Jul-06	689	85,506	695	86,201	700	86,901	706	87,607	712	88,319	718	89,036	19,736
Aug	69,300	1-Aug-06	685	84,959	690	85,649	696	86,345	702	87,047	707	87,754	713	88,467	19,167
Sep	69,300	1-Sep-06	680	84,412	686	85,098	691	85,789	697	86,486	703	87,189	708	87,897	18,597
Oct	69,300	1-Oct-06	676	83,882	682	84,563	687	85,250	693	85,943	698	86,641	704	87,345	18,045
Nov	69,300	1-Nov-06	671	83,316	677	83,993	682	84,675	688	85,363	694	86,057	699	86,756	17,456
Dec	69,300	1-Dec-06	667	82,768	672	83,441	678	84,119	683	84,802	689	85,491	695	86,186	16,886
Jan 07	69,300	1-Jan-07	663	82,202	668	82,870	673	83,543	679	84,222	684	84,907	690	85,596	16,296
Feb	69,300	1-Feb-07	658	81,630	663	82,293	669	82,962	674	83,636	680	84,315	685	85,000	15,700
Mar	69,300	1-Mar-07	654	81,113	659	81,772	664	82,436	670	83,106	675	83,781	681	84,462	15,162
Apr	69,300	1-Apr-07	649	80,541	654	81,196	660	81,855	665	82,520	670	83,191	676	83,867	14,567
May	69,300	1-May-07	645	80,005	650	80,655	655	81,310	661	81,971	666	82,637	671	83,308	14,008
Jun	69,300	1-Jun-07	640	79,450	646	80,096	651	80,746	656	81,402	661	82,064	667	82,731	13,431
Jul	69,300	1-Jul-07	636	78,914	641	79,555	646	80,201	652	80,853	657	81,510	662	82,172	12,872
Aug	69,300	1-Aug-07	632	78,376	637	79,013	642	79,655	647	80,302	652	80,955	658	81,613	12,313
Sep	69,300	1-Sep-07	627	77,839	632	78,471	638	79,109	643	79,752	648	80,400	653	81,053	11,753
Oct	69,300	1-Oct-07	623	77,319	628	77,947	633	78,581	638	79,219	644	79,863	649	80,512	11,212
Nov	69,300	1-Nov-07	619	76,793	624	77,417	629	78,046	634	78,680	639	79,319	644	79,963	10,663
Dec	69,300	1-Dec-07	615	76,283	620	76,903	625	77,528	630	78,158	635	78,793	640	79,433	10,133
Jan 08	69,300	1-Jan-08	611	75,757	616	76,373	621	76,994	626	77,619	631	78,250	636	78,886	9,586
Feb	69,300	1-Feb-08	607	75,266	612	75,878	617	76,494	622	77,116	627	77,742	632	78,374	9,074
Mar	69,300	1-Mar-08	603	74,807	608	75,415	613	76,027	618	76,645	623	77,268	628	77,896	8,596
Apr	69,300	1-Apr-08	599	74,318	604	74,922	609	75,530	614	76,144	619	76,763	624	77,386	8,086
May	69,300	1-May-08	596	73,910	601	74,510	605	75,116	610	75,726	615	76,341	620	76,962	7,662
Jun	69,300	1-Jun-08	592	73,488	597	74,086	602	74,687	607	75,294	612	75,906	617	76,523	7,223
Jul	69,300	1-Jul-08	589	73,084	594	73,678	599	74,276	603	74,880	608	75,488	613	76,101	6,801
Aug	69,300	1-Aug-08	586	72,762	591	73,353	596	73,949	601	74,550	606	75,155	611	75,766	6,466
Sep	69,300	1-Sep-08	584	72,440	589	73,028	593	73,622	598	74,220	603	74,823	608	75,431	6,131
Oct	69,300	1-Oct-08	581	72,129	586	72,715	591	73,306	596	73,901	600	74,502	605	75,107	5,807
Nov	69,300	1-Nov-08	579	71,829	584	72,412	588	73,001	593	73,594	598	74,192	603	74,794	5,494
Dec	69,300	1-Dec-08	577	71,538	581	72,119	586	72,705	591	73,296	596	73,892	600	74,492	5,192
Jan 09	69,300	1-Jan-09	574	71,239	579	71,818	584	72,401	588	72,990	593	73,583	598	74,180	4,880
Feb	69,300	1-Feb-09	572	70,965	577	71,541	581	72,123	586	72,709	591	73,299	596	73,895	4,595
Mar	69,300	1-Mar-09	570	70,717	575	71,292	579	71,871	584	72,455	589	73,043	593	73,637	4,337
Apr	69,300	1-Apr-09	568	70,445	572	71,018	577	71,595	582	72,176	586	72,763	591	73,354	4,054
May	69,300	1-May-09	566	70,251	571	70,822	575	71,397	580	71,977	585	72,562	590	73,152	3,852
Jun	69,300	1-Jun-09	565	70,051	569	70,620	574	71,194	578	71,772	583	72,355	588	72,943	3,643
Jul	69,300	1-Jul-09	557	69,857	568	70,425	572	70,997	577	71,574	582	72,155	586	72,741	3,441
Aug	69,300	1-Aug-09	367	69,667	566	70,233	571	70,804	575	71,379	580	71,959	585	72,544	3,244
Sep	69,300	1-Sep-09	177	69,477	565	70,042	569	70,611	574	71,185	578	71,763	583	72,346	3,046
Oct	69,300	1-Oct-09	—	—	557	69,857	568	70,425	572	70,997	577	71,574	582	72,155	2,855
Nov	69,300	1-Nov-09	—	—	367	69,667	566	70,233	571	70,804	575	71,379	580	71,959	2,659
Dec	69,300	1-Dec-09	—	—	184	69,484	565	70,048	569	70,617	574	71,191	578	71,769	2,469

EL PASO ELECTRIC COMPANY
TUCSON ELECTRIC POWER COMPANY
Settlement Calculation, Article I
			Annual Interest Rate		Annual Interest Rate		Annual Interest Rate		Annual Interest Rate		Annual Interest Rate		Annual Interest Rate
			0.0325		0.0325		0.0325		0.0325		0.0325		0.0325

	30 MW @		Quarter Ended		Quarter Ended		Quarter Ended		Quarter Ended		Quarter Ended		Quarter Ended
	Firm PTP		30-Sep-09		31-Dec-09		31-Mar-10		30-Jun-10		30-Sep-10		31-Dec-10
	$2.31 kW/mo.	Assume	92 Days in Quarter		92 Days in Quarter		90 Days in Quarter		91 Days in Quarter		92 Days in Quarter		92 Days in Quarter
	Monthly Delivery	Earn Interest
	Charge	All Month	Interest	Cumulative	Interest	Cumulative	Interest	Cumulative	Interest	Cumulative	Interest	Cumulative	Interest	Cumulative	Cumulative
			0.0081	Balance	0.0081	Balance	0.0081	Balance	0.0081	Balance	0.0081	Balance	0.0081	Balance	Interest
			Q3 2009	Q3 2009	Q4 2009	Q4 2009	Q1 2010	Q1 2010	Q2 2010	Q2 2010	Q3 2010	Q3 2010	Q4 2010	Q4 2010	31-Dec-10

Jan 10	69,300	1-Jan-10	—	—	—	—	557	69,857	568	70,424	572	70,997	577	71,573	2,273
Feb	69,300	1-Feb-10	—	—	—	—	363	69,663	566	70,229	571	70,799	575	71,375	2,075
Mar	69,300	1-Mar-10	—	—	—	—	188	69,488	565	70,052	569	70,621	574	71,195	1,895
Apr	69,300	1-Apr-10	—	—	—	—	—	—	557	69,857	568	70,424	572	70,997	1,697
May	69,300	1-May-10	—	—	—	—	—	—	371	69,671	566	70,237	571	70,808	1,508
Jun	69,300	1-Jun-10	—	—	—	—	—	—	179	69,479	565	70,044	569	70,613	1,313
Jul	69,300	1-Jul-10	—	—	—	—	—	—	—	—	557	69,857	568	70,425	1,125
Aug	69,300	1-Aug-10	—	—	—	—	—	—	—	—	367	69,667	566	70,233	933
Sep	69,300	1-Sep-10	—	—	—	—	—	—	—	—	177	69,477	565	70,042	742
Oct	69,300	1-Oct-10	—	—	—	—	—	—	—	—	—	—	557	69,857	557
Nov	69,300	1-Nov-10	—	—	—	—	—	—	—	—	—	—	367	69,667	367
Dec	69,300	1-Dec-10	—	—	—	—	—	—	—	—	—	—	184	69,484	184

January 1, 2011	4,088,700		26,856	3,404,557	28,770	3,641,227	30,692	3,879,819	32,631	4,120,350	34,579	4,362,830	36,556	4,607,285	518,585

*TEP to submit on EPE OASIS a Transmission Service Request (TSR) for this
Agreement. TSR may be marked “Not Pre-Confirmed” pending FERC action on the Settlement.

ATTACHMENT A

Form Of Service Agreement For
Firm Point-To-Point Transmission Service

1.0
This Service Agreement, dated as of                 , is entered into, by and between     El Paso Electric Company or “EPE”     (the Transmission Provider), and Tucson Electric Power Company or “TEP” ("Transmission Customer"). Note: Transmission capacity purchased on the EPE OASIS. TSR #______________________.*

2.0	The Transmission Customer has been determined by the Transmission Provider to have a Completed Application for Firm Point-To-Point Transmission Service under the Tariff.

3.0	The Transmission Customer has provided to the Transmission Provider an Application deposit in accordance with the provisions of Section 17.3 of the Tariff.

4.0
Service under this agreement shall commence on the later of (l) the requested service commencement date, or (2) the date on which construction of any Direct Assignment Facilities and/or Network Upgrades are completed, or (3) such other date as it is permitted to become effective by the Commission. Service under this agreement shall terminate on such date as mutually agreed upon by the parties.

5.0
The Transmission Provider agrees to provide and the Transmission Customer agrees to take and pay for Firm Point-To-Point Transmission Service in accordance with the provisions of Part II of the Tariff and this Service Agreement.

6.0	Any notice or request made to or by either Party regarding this Service Agreement shall be made to the representative of the other Party as indicated below.

Transmission Provider:

El Paso Electric Company
Attention: AVP - System Operations M/S 751
Post Office Box 982
El Paso, TX 79960

Transmission Customer:

Tucson Electric Power Company
Attention:

7.0	The Tariff is incorporated herein and made a part hereof.

IN WITNESS WHEREOF, the Parties have caused this Service Agreement to be executed by their respective authorized officials.

Transmission Provider:

By:                      AVP-System Operations

Name Title Date

Transmission Customer:

By:

Name Title Date

Specifications For Long-Term Firm Point-To-Point
Transmission Service

l.0	Term of Transaction: TBD (To correspond to the term of Settlement Agreement)_____________________________________________

Start Date:     TBD    (Immediately Upon Settlement's Effective Date)

Termination Date:     To correspond to the termination of the EPE/TEP 1982 Exchange Agreement -- April 19, 2030.

2.0	Description of capacity and energy to be transmitted by Transmission Provider including the electric Control Area in which the transaction originates.

30 MW. Transaction originates in the EPE Control Area

3.0	Point(s) of Receipt: Luna 345 kV Substation

Delivering Party:     El Paso Electric Company

4.0	Point(s) of Delivery: Greenlee 345 kV Substation

Receiving Party:     Tucson Electric Power Company

5.0	Maximum amount of capacity and energy to be transmitted (Reserved Capacity): 30 MW

6.0	Designation of party(ies) subject to reciprocal service obligation:
Tucson Electric Power Company

7.0	Name(s) of any Intervening Systems providing transmission service:
None. Transaction utilizes EPE transmission.

8.0
Service under this Agreement may be subject to some combination of the charges detailed below. (The appropriate charges for individual transactions will be determined in accordance with the terms and conditions of the Tariff.)

8.1
Transmission Charge: EPE's Applicable Long-Term Firm Point-to-Point Transmission Service Tariff Rate in its OATT set forth in Schedule 7, Section A. Currently, the yearly delivery charge is $27.72 per KW of Reserved Capacity per year, which will be invoiced on a monthly basis at one-twelfth of that demand charge.

8.2	System Impact and/or Facilities Study Charge(s):
None

8.3    Direct Assignment Facilities Charge:     None

8.4	Ancillary Services Charges: As applicable under EPE's OATT. Currently, EPE's effective Schedule 1 rate is $0.843 per KW-Year and Schedule 2 rate is $0.528 per KW-Year.

*TEP to submit on EPE OASIS a Transmission Service Request (TSR) for this
Agreement. TSR may be marked “Not Pre-Confirmed” pending FERC action on the Settlement.

ATTACHMENT A

Form Of Service Agreement For
Firm Point-To-Point Transmission Service

1.0
This Service Agreement, dated as of                 , is entered into, by and between     El Paso Electric Company or “EPE” (the Transmission Provider), and Tucson Electric Power Company or “TEP” ("Transmission Customer"). Note: Transmission capacity purchased on the EPE OASIS. TSR #______________________.*

2.0	The Transmission Customer has been determined by the Transmission Provider to have a Completed Application for Firm Point-To-Point Transmission Service under the Tariff.

3.0	The Transmission Customer has provided to the Transmission Provider an Application deposit in accordance with the provisions of Section 17.3 of the Tariff.

4.0
Service under this agreement shall commence on the later of (l) the requested service commencement date, or (2) the date on which construction of any Direct Assignment Facilities and/or Network Upgrades are completed, or (3) such other date as it is permitted to become effective by the Commission. Service under this agreement shall terminate on such date as mutually agreed upon by the parties.

5.0
The Transmission Provider agrees to provide and the Transmission Customer agrees to take and pay for Firm Point-To-Point Transmission Service in accordance with the provisions of Part II of the Tariff and this Service Agreement.

6.0	Any notice or request made to or by either Party regarding this Service Agreement shall be made to the representative of the other Party as indicated below.

Transmission Provider:

El Paso Electric Company
Attention: AVP - System Operations M/S 751
Post Office Box 982
El Paso, TX 79960

Transmission Customer:

Tucson Electric Power Company
Attention:

7.0	The Tariff is incorporated herein and made a part hereof.

IN WITNESS WHEREOF, the Parties have caused this Service Agreement to be executed by their respective authorized officials.

Transmission Provider:

By:                      AVP-System Operations

Name Title Date

Transmission Customer:

By:

Name Title Date

Specifications For Long-Term Firm Point-To-Point
Transmission Service

l.0	Term of Transaction: TBD (To correspond to the term of Settlement Agreement)

Start Date:     TBD    (The later of the Settlement's Effective Date and the date on which TEP, or any party delivering power to TEP's Balancing Authority Area for TEP's use in serving its load, begins receiving electricity from the first phase of the Macho Springs Project)

Termination Date:     To correspond to the termination of the EPE/TEP 1982 Exchange Agreement -- April 19, 2030.

2.0	Description of capacity and energy to be transmitted by Transmission Provider including the electric Control Area in which the transaction originates.

10 MW. Transaction originates in the EPE Control Area

3.0	Point(s) of Receipt: Luna 345 kV Substation

Delivering Party:     El Paso Electric Company

4.0	Point(s) of Delivery: Springerville 345 kV Substation

Receiving Party:     Tucson Electric Power Company

5.0	Maximum amount of capacity and energy to be transmitted (Reserved Capacity): 10 MW

6.0	Designation of party(ies) subject to reciprocal service obligation:
Tucson Electric Power Company

7.0	Name(s) of any Intervening Systems providing transmission service:
None. Transaction utilizes EPE transmission.

8.0
Service under this Agreement may be subject to some combination of the charges detailed below. (The appropriate charges for individual transactions will be determined in accordance with the terms and conditions of the Tariff.)

8.1
Transmission Charge: EPE's Applicable Long-Term Firm Point-to-Point Transmission Service Tariff Rate in its OATT set forth in Schedule 7, Section A. Currently, the yearly delivery charge is $27.72 per KW of Reserved Capacity per year, which will be invoiced on a monthly basis at one-twelfth of that demand charge.

8.2	System Impact and/or Facilities Study Charge(s):
None

8.3    Direct Assignment Facilities Charge:     None

8.4	Ancillary Services Charges: As applicable under EPE's OATT. Currently, EPE's effective Schedule 1 rate is $0.843 per KW-Year and Schedule 2 rate is $0.528 per KW-Year.